UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)

                                 August 7, 2007


                             Commission File Number

                                     0-28378


                                     AmREIT
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             (Exact name of registrant as specified in its charter)


            TEXAS                                             76-0410050
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(State or other jurisdiction                             (IRS Employer
of Incorporation or                                      Identification No.)
organization)


          8 Greenway Plaza, Suite 1000,
                Houston, Texas 77046                 713-850-1400
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          (Address of principal executive      (Registrant's telephone
                      offices)                          number)



                                      [N/A]
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           (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS


Item 2.02.  Results of Operations and Financial Condition

      On August 7, 2007, the Company issued a press release announcing its financial results for the second quarter and six months ended June 30, 2007. A copy of the press release issued by the Company is attached hereto as Exhibit
99.1. Attached as Exhibit 99.2 is the Supplemental Financial Information which accompanies this press release.

      The Company's press release announcing its financial results for its second quarter and six months ended June 30, 2007, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

      The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01.  Financial Statement and Exhibits

      Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

      99.1  Press release dated August 7, 2007

      99.2  Supplemental Financial Information

SIGNATURE
      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AmREIT



                                    By:      /s/ Chad C. Braun
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                                        Chad C. Braun, Chief Financial Officer

Dated:  August 7, 2007

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